UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2022

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

9197 S. Peoria Street
Englewood, CO 80112-5833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 397-8100

Not Applicable
(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., par value $0.01 per share	TTEC	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2022, TTEC Holdings, Inc. (“TTEC” or the “Company”) announced the appointment of Ms. Michelle “Shelly” Swanback, as Chief Executive Officer for TTEC Engage, its digitally enabled customer experience as a service (“CXaaS”) business segment (“TTEC Engage”).

Prior to joining TTEC, Ms. Swanback, 53, was President, Product and Platform for Western Union (NYSE:WU). She served as the Group Operating Officer at Accenture Digital between 2014 and 2020. Between 2011 and 2014, she served as the lead for Accenture Technology North America, and as a managing director for the Accenture North American Communications, Media, and High-Tech operating group. Ms. Swanback is a member of the board of directors for WillisTowersWatson (NASDAQ:WTW), a multinational risk management, insurance brokerage and advisory company. She holds a bachelor’s degree in Finance and Computer Information Systems from Colorado State University.

TTEC and Ms. Swanback have entered into an executive employment agreement attached as Exhibit 10.84 to TTEC Q1 2022 Financial Report on Form 10-Q filed with the US Securities and Exchange Commission on May 4, 2022 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 4, 2022, TTEC Holdings, Inc. issued a press release announcing the appointment of Ms. Michelle “Shelly” Swanback as Chief Executive Officer for TTEC Engage. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 4, 2022.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTEC Holdings, Inc. (Registrant)

Dated: May 4, 2022	By:	Margaret B. McLean
	Name:	Margaret B. McLean
	Title:	General Counsel & Chief Risk Officer